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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported): APRIL 23, 2002


                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)




          DELAWARE                       1-12387                 76-0515284
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)





500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                        60045
  (Address of Principal Executive Offices)                        (Zip Code)





Registrant's telephone number, including area code: (847) 482-5000



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ITEM 5.  OTHER EVENTS.

         On April 23, 2002, the company announced its results of operations for the first quarter 2002. A copy of the press release announcing the company's first quarter 2002 results is filed as an exhibit to this Form 8-K report, and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  Exhibit
  Number       Description

   99.1 Press Release, dated April 23, 2002, announcing Tenneco Automotive's first quarter 2002 results of operations.










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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TENNECO AUTOMOTIVE INC.

Date:    April 24, 2002
                                    By: /s/ TIMOTHY R. DONOVAN
                                        ----------------------------
                                        Timothy R. Donovan
                                        Executive Vice President,
                                        General Counsel and
                                        Managing Director, International














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EXHIBIT INDEX


  Exhibit
  Number       Description

   99.1 Press Release, dated April 23, 2002, announcing Tenneco Automotive's first quarter 2002 results of operations.























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